UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024 (April 30, 2024)

Mars Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41619	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas, Suite 5100 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888)-667-6277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.000125, and one right entitling the holder to receive 2/10 of an ordinary share	MARXU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.000125 par value	MARX	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10) of one ordinary share	MARXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 8.01 of the Current Report on Form 8-K filed on April 5, 2024 (the “Original Form 8-K”) solely to update the total amount of promissory notes with affiliates of the Mars Capital Holdings Corporation (the “Sponsor”) and to reflect that the loan was divided into two notes corresponding to the two series of funds loaned to Mars Acquisition Corp. (“Mars”). These amounts have been corrected under Item 8.01 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Note

The information set forth in Section 2.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01.	Other Events.

On March 31, 2024 and April 30, 2024, Mars entered into certain promissory notes (the “Notes”) with affiliates of the Sponsor, totaling $345,000, for working capital purposes. The loans are non-interest bearing and payable upon the consummation of the business combination with ScanTech Identification Beam Systems, LLC, and other parties, as set forth in the business combination agreement dated September 5, 2023, as amended (the “Business Combination”). Upon consummation of the Business Combination or a business combination with another target, the Notes will automatically convert into ordinary shares of Mars.

If Mars does not consummate a Business Combination, the Notes will not be repaid and all amounts owed under the Notes will be waived. The issuance of the Notes was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by the full text of the Notes attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Promissory Note dated March 31, 2024
10.2	Promissory Note dated April 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	Mars Acquisition Corp.

	By:	/s/ Karl Brenza
	Name:	Karl Brenza
	Title:	Chief Executive Officer